Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3
TO SECOND MASTER REPURCHASE AGREEMENT

Amendment No. 3, dated as of April 27, 2006 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), FIELDSTONE MORTGAGE COMPANY (a “Seller”) and FIELDSTONE INVESTMENT CORPORATION (a “Seller” and, together with Fieldstone Mortgage Company, the “Sellers”).

RECITALS

The Buyer and the Sellers are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2005, as amended by that certain Amendment No. 1 to Second Master Repurchase Agreement, dated as of October 19, 2005 and Amendment No. 2 to Second Master Repurchase Agreement, dated as of February 22, 2006 (as the same may have been amended and supplemented from time to time, the “Existing Repurchase Agreement” and as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                                Definitions. (a)  Section 2 of the Repurchase Agreement is hereby amended by deleting the definitions of “Market Value,” “Maximum Aggregate Purchase Price,” “Mortgage Loan,” “Par Percentage,” “Pricing Rate,” “Purchase Price,” “Purchase Price Percentage,” “Repurchase Date,” and “Termination Date” in their entirety and replacing the same with the following:

1.1                                 ““Market Value” means, with respect to any Purchased Mortgage Loan as of any date, the whole-loan servicing released fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its good faith discretion. Without limiting the generality of the foregoing, each Seller acknowledges that the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

(i)                    a material breach of a representation, warranty or covenant made by any Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

(ii)                 except as set forth in clause (xv) below, such Purchased Mortgage Loan is a Non-Performing Mortgage Loan;

(iii)              a First Payment Default occurs with respect to such Purchased Mortgage Loan;

(iv)             such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten (10) calendar days;

(v)                such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of 45 calendar days;

(vi)             such Purchased Mortgage Loan has been subject to a Transaction for a period of greater than (a) 90 days (unless the Mortgage Loan is an Aged Loan or a Portfolio Second Lien Mortgage Loan) or (b) 180 days with respect to each Aged Loan;

(vii)          such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Wet-Ink Mortgage File has not been delivered to the Custodian on or prior to the eighth Business Day after the related Purchase Date;

(viii)       when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds (i) 40% of the Maximum Aggregate Purchase Price for the first five Business Days and the last five Business Days of each month or (ii) 30% of the Maximum Aggregate Purchase Price for the remainder of the month;

(ix)               when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $280 million dollars;

(x)                  when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Second Lien Mortgage Loans and HELOCs that are Purchased Mortgage Loans (other than Portfolio Second Lien Mortgage Loans) exceeds $60 million dollars;

(xi)               when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Aged Loans that are Purchased Mortgage Loans exceeds $200 million dollars;

(xii)            when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Reperforming Mortgage Loans exceeds $8 million dollars;

(xiii)         when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Negative Amortizations Loans exceeds $4 million;

(xiv)        when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Portfolio Second Lien Mortgage Loans exceeds $150 million;

(xv)           when added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Delinquent Mortgage Loans exceeds $7.5 million; or

(xvi)        such Purchased Mortgage Loan is no longer acceptable for purchase by Buyer (or an Affiliate thereof) under any of the flow purchase or conduit programs for which Sellers then have been approved due to a Requirement of Law relating to consumer credit laws or otherwise.”

1.2                                 ““Maximum Aggregate Purchase Price” means FOUR HUNDRED MILLION DOLLARS ($400,000,000).”

1.3                                 ““Mortgage Loan” means any Sub-Prime Mortgage Loan, Exception Mortgage Loan, Jumbo Mortgage Loan, Alt A Mortgage Loan, Portfolio Second Lien Mortgage Loan, Delinquent Mortgage Loan, Reperforming Mortgage Loan, HELOC or Conforming Mortgage Loan which is a closed-end, fixed or floating-rate, first lien or Second Lien Mortgage Loan, on a one-to-four-family residential mortgage evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 13(b) hereof which Mortgage Loan the Custodian has been instructed to hold pursuant to the Custodial Agreement; provided, however, that, except as expressly approved in writing by Buyer, Mortgage Loans shall not include any “high-LTV” loans (i.e., a mortgage loan having a loan-to-value ratio in excess of 100% or in excess of such lower percentage set forth in the Underwriting Guidelines or with respect to Second Lien Mortgage Loans, a combined loan-to-value ratio, in excess of the lower of (i) the percentage specified in the Underwriting Guidelines or (ii) 100%) or any High Cost Mortgage Loans and; provided, further, that the origination date with respect to such Mortgage Loan is no earlier than thirty (30) days prior to the related Purchase Date.”

1.4                                 ““Par Percentage” in the case of Mortgage Loans that are:

(a)                                  High Purchase Price Mortgage Loans, 100%;

(b)                                 Medium Purchase Price Mortgage Loans, 98%;

(c)                                  Low Purchase Price Mortgage Loans, 96%;

(d)                                 Portfolio Second Lien Mortgage Loans, 90%;

(e)                                  Delinquent Mortgage Loans; 85%; and

(f)                                    Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion.”

1.5                                 “Pricing Rate” means LIBOR plus:

(A)                              in the case of Purchased Mortgage Loans that are High Purchase Price Mortgage Loans:

(i)                                     0.70% with respect to Transactions the subject of which are Conforming Mortgage Loans, Sub-Prime Mortgage Loans, Second Lien Mortgage Loans, HELOCs, Jumbo Mortgage Loans or Alt-A Mortgage Loans (other than Portfolio Second Lien Mortgage Loans, Aged Loans subject to a Transaction greater than 120 days and Wet-Ink Mortgage Loans);

(ii)                                  0.75% with respect to Transactions the subject of which are Aged Loans subject to a Transaction greater than 120 days;

(iii)                               0.80% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans;

(iv)                              0.90% with respect to Transactions the subject of which are Reperforming Mortgage Loans;

(v)                                 0.95% with respect to Transactions the subject of which are Portfolio Second Lien Mortgage Loans; and

(vi)                              1.00% with respect to Transactions the subject of which are Delinquent Mortgage Loans; and

(b) in the case of Purchased Mortgage Loans that are Medium Purchase Price Mortgage Loans:

(i)                                     0.60% with respect to Transactions the subject of which are Conforming Mortgage Loans, Sub-Prime Mortgage Loans, Second Lien Mortgage Loans, HELOCs, Jumbo Mortgage Loans or Alt-A Mortgage Loans (other than Portfolio Second Lien Mortgage Loans, Aged Loans subject to a Transaction greater than 120 days and Wet-Ink Mortgage Loans);

(ii)                                  0.65% with respect to Transactions the subject of which are Aged Loans subject to a Transaction greater than 120 days;

(iii)                               0.75% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans;

(iv)                              0.80% with respect to Transactions the subject of which are Reperforming Mortgage Loans;

(v)                                 0.95% with respect to Transactions the subject of which are Portfolio Second Lien Mortgage Loans; and

(vi)                              1.00% with respect to Transactions the subject of which are Delinquent Mortgage Loans; and

(c) in the case of Purchased Mortgage Loans that are Low Purchase Price Mortgage Loans:

(i)                                     0.50% with respect to Transactions the subject of which are Conforming Mortgage Loans, Sub-Prime Mortgage Loans, Second Lien Mortgage Loans, HELOCs, Jumbo Mortgage Loans or Alt-A Mortgage Loans (other than Portfolio Second Lien Mortgage Loans, Aged Loans subject to a Transaction greater than 120 days and Wet-Ink Mortgage Loans);

(ii)                                  0.55% with respect to Transactions the subject of which are Aged Loans subject to a Transaction greater than 120 days;

(iii)                               0.70% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans;

(iv)                              0.70% with respect to Transactions the subject of which are Reperforming Mortgage Loans;

(v)                                 0.95% with respect to Transactions the subject of which are Portfolio Second Lien Mortgage Loans; and

(vi)                              1.00% with respect to Transactions the subject of which are Delinquent Mortgage Loans.”

1.6                                 ““Purchase Price” means (i) on the Purchase Date, the price at which each Purchased Mortgage Loan is transferred by a Seller to Buyer, which shall not exceed:

(a) in the case of Purchased Mortgage Loans which are Conforming Mortgage Loans, Alt-A Mortgage Loans, Second Lien Mortgage Loans, HELOCs, Jumbo Mortgage Loans, Portfolio Second Lien Mortgage Loans or Delinquent Mortgage Loans, the lesser of (1) the applicable Purchase Price Percentage for such Purchased Mortgage Loan multiplied by the Market Value of such Purchased Mortgage Loan and (2) the applicable Par Percentage for such Purchased Mortgage Loan multiplied by the outstanding principal balance thereof as set forth on the related Mortgage Loan Schedule; or

(b)  in the case of Purchased Mortgage Loans which are Sub-Prime Mortgage Loans, the applicable Purchase Price Percentage for such Sub-Prime Mortgage Loan multiplied by the lesser of (1) the outstanding principal balance thereof as set forth on the related Mortgage Loan Schedule and (2) the Market Value of such Sub-Prime Mortgage Loan; or

(ii) after the applicable Purchase Date, except where Buyer and the Sellers agree otherwise, such price decreased by the amount of any cash transferred by the Sellers to Buyer pursuant to Section 6(c) hereof or applied to reduce the Sellers’ obligations under clause (ii) of Section 4(b) hereof.”

1.7                                 ““Purchase Price Percentage” means:

(a)                                  in the case of Mortgage Loans, that are High Purchase Price Mortgage Loans, the following percentage, as applicable:

(i)                                     99% with respect to Purchased Mortgage Loans that are first lien Conforming Mortgage Loans, Jumbo Mortgage Loans or Alt A Mortgage Loans;

(ii)                                  98% with respect to Purchased Mortgage Loans that are Sub-Prime Mortgage Loans;

(iii)                               95% with respect to Purchased Mortgage Loans that are Second Lien Mortgage Loans or HELOCs (other than Portfolio Second Lien Mortgage Loans);

(iv)                              90% with respect to Purchased Mortgage Loans that are Portfolio Second Lien Mortgage Loans;

(v)                                 85% with respect to Purchased Mortgage Loans that are Delinquent Mortgage Loans; and

(vi)                              with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion; and

(b) in the case of Mortgage Loans that are Medium Purchase Price Mortgage Loans, the following percentage, as applicable:

(i)                                     97% with respect to Purchased Mortgage Loans that are first lien Conforming Mortgage Loans, Jumbo Mortgage Loans or Alt A Mortgage Loans;

(ii)                                  96% with respect to Purchased Mortgage Loans that are Sub-Prime Mortgage Loans;

(iii)                               93% with respect to Purchased Mortgage Loans that are Second Lien Mortgage Loans or HELOCs (other than Portfolio Second Lien Mortgage Loans); and

(iv)                              90% with respect to Purchased Mortgage Loans that are Portfolio Second Lien Mortgage Loans;

(v)                                 85% with respect to Purchased Mortgage Loans that are Delinquent Mortgage Loans; and

(vi)                              with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion; and

(c) in the case of Mortgage Loans that are Low Purchase Price Mortgage Loans, the following percentage, as applicable:

(i)                                     95% with respect to Purchased Mortgage Loans that are first lien Conforming Mortgage Loans, Jumbo Mortgage Loans or Alt A Mortgage Loans;

(ii)                                  94% with respect to Purchased Mortgage Loans that are Sub-Prime Mortgage Loans;

(iii)                               91% with respect to Purchased Mortgage Loans that are Second Lien Mortgage Loans or HELOCs (other than Portfolio Second Lien Mortgage Loans);

(iv)                              90% with respect to Purchased Mortgage Loans that are Portfolio Second Lien Mortgage Loans;

(v)                                 85% with respect to Purchased Mortgage Loans that are Delinquent Mortgage Loans; and

(vi)                              with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion.”

1.8                                 ““Repurchase Date” means the earlier of (i) the Termination Date, (ii) the date set forth in the applicable Purchase Confirmation which shall be no later than 180 days following the date on which the Purchased Assets are transferred by a Seller to the Buyer, (iii) the date determined by application of Section 16 hereof or (iv) the date identified to Buyer by a Seller as the date that the related Mortgage Loan is to be sold pursuant to a Take-out Commitment. Notwithstanding the foregoing, with respect to any Portfolio Second Lien Mortgage Loan, the date specified pursuant to clause (ii) above may be later than such 180 days so long as such date is not later than the date set forth in clause (a) of the definition of “Termination Date”.”

1.9                                 ““Termination Date” means the earlier of (a) April 23, 2007 or (b) the date of the occurrence of an Event of Default.”

(b)                                 Section 2 of the Repurchase Agreement is hereby amended by adding the following definitions:

1.10                           ““Delinquent Mortgage Loan” means any Mortgage Loan (i) for which any payment of principal or interest is more than thirty (30) days and less than ninety (90) days past due.”

1.11                           ““Portfolio Second Lien Mortgage Loan” means any Second Lien Mortgage Loan (i) that is designated as such on the related Mortgage Loan Schedule by the related Seller, (ii) that is not a Delinquent Mortgage Loan at the time it becomes a Purchased

Mortgage Loan, and (iii) does not become 60 days or more delinquent while such Mortgage Loan is a Purchased Mortgage Loan.”

SECTION 2.                                Conditions Precedent. This Amendment shall become effective on April 27, 2006 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1                                 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                  this Amendment, executed and delivered by a duly authorized officer of the Buyer and Sellers;

(b)                                 such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.                                Representations and Warranties. Each of the Sellers hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.

SECTION 4.                                Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.                                Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.                                  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC,
as Buyer

	By:	/s/ Bruce S. Kaiserman
Name: Bruce S. Kaiserman
Title: Vice President

Seller:	FIELDSTONE MORTGAGE COMPANY,
as Seller

	By:	/s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer

Seller:	FIELDSTONE INVESTMENT CORPORATION,
as Seller

	By:	/s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer